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                       SUPPLEMENT DATED OCTOBER 11, 2002
                           TO THE PROFUNDS PROSPECTUS
                                DATED MAY 1, 2002

1. The following ProFunds will begin investment operations if a minimum initial investment is made in the ProFund:

Asia 30 ProFund
Airlines UltraSector ProFund
Consumer Cyclical UltraSector ProFund
Consumer Non-Cyclical UltraSector ProFund
Leisure Goods & Services UltraSector ProFund
Industrial UltraSector ProFund
Oil Drilling Equipment & Services UltraSector ProFund

The Board of Trustees of ProFunds generally considers an initial investment of $5 million to be sufficient to warrant the opening of a ProFund. However, the Board of Trustees has authorized the officers of ProFunds, in their discretion, to permit an initial investment of a lesser amount. The ProFunds listed above may not be available for sale in all states. Please contact the ProFunds or your investment adviser to determine if such ProFunds are available for sale in your state.

2. The following information replaces the first paragraph under the section entitled "CALCULATING SHARE PRICES" on page 112:

Each ProFund (other than U.S. Government Plus ProFund and Rising Rates Opportunity ProFund) calculates its daily share price on the basis of the net asset value of each class of shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business. U.S. Government Plus ProFund and Rising Rates Opportunity ProFund calculate their daily share price on the basis of the net asset value of each class of shares at the close of regular trading on the NYSE every day the NYSE is open for business except for Columbus Day and Veterans' Day and as provided below.

3. The following information replaces the last paragraph under the section entitled "CALCULATING SHARE PRICES" on page 112:

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated in 2002: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The exchange may close early on the day before each of these holidays and the day after Thanksgiving Day. If the exchange or market on which a ProFund's investments are primarily traded closes early, the net asset value may be calculated prior to its normal calculation time. For example, if the Bond Market Association recommends an early close of the bond markets, U.S. Government Plus ProFund and Rising Rates Opportunity ProFund may also close early.

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4. The following information replaces the paragraph under the section entitled
"CALCULATING THE MONEY MARKET PROFUND'S SHARE PRICE" on pages 112 and 113:

Money Market ProFund calculates daily share prices on the basis of the net asset value of each class of shares at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business. The bond markets or other primary trading markets for the Portfolio may close early on the day before each of these holidays and the day after Thanksgiving. If the Bond Market Association recommends an early close of the bond markets, the Money Market ProFund also may close early. The Money Market ProFund will cease taking transaction requests at such times, including requests to exchange to or from other ProFunds. The Money Market ProFund's net asset value per share for each class of shares will normally be $1.00, although Deutsche Asset Management, Inc. cannot guarantee that this will always be the case. The Portfolio uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method does not reflect daily fluctuations in market value.

5. The following information replaces the second bullet point under the section entitled "OPENING YOUR PROFUNDS ACCOUNT--By Mail:" on page 123:

If the application does not designate a specific ProFund, your investment will be made in the Money Market ProFund. Unless you later direct ProFunds to (1) purchase shares of another ProFund or (2) redeem shares of the Money Market ProFund and return the proceeds (including any dividends earned) to you, ProFunds will treat your inaction as approval of the purchase of the Money Market ProFund. If the application does not designate a share class, your investment will be made in the Investor Class. Cash, starter checks, internet-based checks, credit cards and credit card checks are not accepted. Third-party checks are generally not accepted for initial investment. All purchases must be made in U.S. dollars drawn on a U.S. bank.

6. The following information is added immediately above the section entitled "PURCHASING ADDITIONAL PROFUND SHARES" on page 124:

Due to bank holidays on Columbus Day and Veterans' Day, Money Market ProFund will only accept purchase requests received in connection with an exchange order from another ProFund.

7. The following information replaces the paragraph under the section entitled "PURCHASING ADDITIONAL PROFUND SHARES--By Mail:" on page 124:

Send a check payable to "ProFunds" to the mail address above. Write the name of the ProFund in which you wish to invest and your account number on the check. Please include an investment slip, which is attached to your transaction confirmation statement, for the appropriate ProFund. Cash, starter checks, internet-based checks, credit cards, and credit card checks are not accepted. Please contact ProFunds in advance if you wish to send third-party checks. All purchases need to be made in U.S. dollars on checks drawn on a U.S. bank.

          Investors should retain this supplement for future reference

                                                                        PROBK